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                                                                    EXHIBIT 99.2

                  CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER
                       PURSUANT TO 18 U.S.C. SECTION 1350

         In connection with the accompanying Quarterly Report on Form 10-Q of iVillage Inc. for the period ended March 31, 2003, the undersigned, Scott Levine, Chief Financial Officer of iVillage Inc., hereby certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

         (1) such Quarterly Report on Form 10-Q for the period ended March 31, 2003 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) the information contained in such Quarterly Report on Form 10-Q for the period ended March 31, 2003 fairly presents, in all material respects, the financial condition and results of operations of iVillage Inc.


May 15, 2003                                          /s/ Scott Levine
------------                                          -----------------------
Date                                                  Scott Levine
                                                      Chief Financial Officer

A signed original of this written statement required by Section 906 of the Sarbanes-Oxley Act of 2002 has been provided to iVillage Inc. and will be retained by iVillage Inc. and furnished to the Securities and Exchange Commission or its staff upon request.